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                                                       Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report in this 10-KSB, into the Company's previously filed Registration Statements on Form S-8, File No. 33-30985.




                                       /s/  Bradshaw Smith & Co., LLP




Las Vegas, Nevada
November 15, 2000


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